                  AMENDMENT NO. 3 TO AMENDED, MODIFIED AND RESTATED
                                MASTER LEASE AGREEMENT


     THIS AMENDMENT NO. 3 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT is dated as of August 15, 1996 (the "AMENDMENT NO. 3"), is between

     JACKSONVILLE FUNDING ENTERPRISES, LLC, a Delaware limited liability company and successor in interest to Jacksonville Funding Corporation (the "Lessor"); and

     MICHAELS STORES, INC., a Delaware corporation (the "Lessee"); and

     amends that certain Amended, Modified and Restated Master Lease Agreement dated as of December 18, 1995 (as amended by Amendment No. 1 to Amended, Modified and Restated Master Lease Agreement dated as of April 22, 1996 and Amendment No. 2 to Amended, Modified and Restated Master Lease Agreement dated as of July 11, 1996, the "ORIGINAL LEASE AGREEMENT") between Jacksonville Funding Corporation (a corporation which merged into the Lessor with the Lessor being the surviving entity of such merger) and the Lessee.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The following definition set forth in APPENDIX A to the Original Lease Agreement is hereby amended and modified to read as follows:

          "Base Rate" means a fluctuating rate per annum as shall be in effect from time to time equal to the lesser of (a) the Highest Lawful Rate and
     (b) the sum of (A) the Federal Funds Rate, plus (B) 1.74%. The Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Highest Lawful Rate or Federal Funds Rate, as applicable, to account for such change.

     2. The Lessee represents and warrants that (a) this Amendment No. 3 constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Lease Event of Default after giving effect to this Amendment No. 3, (c) the Lessee's representations and warranties set forth in the Original Lease Agreement and the other Operative Documents are true and correct on the date hereof after giving effect to this Amendment No. 3, (d) Lessee has complied with all agreements and conditions to be complied with by it under the Original Lease Agreement and the other Operative

Documents by the date hereof after giving effect to this Amendment No. 3, (e) the Original Lease Agreement, as amended hereby, and the other Operative Documents remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Lessee in connection with the execution of this Amendment No. 3.

     3. The Lessee shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lessor, the Agent to the Lenders and the Co-Agent to the Lenders as any such Person or any Lender may deem reasonably necessary or appropriate in connection with this Amendment No. 3.

     4. Except as hereby modified, the terms and conditions of the Original Lease Agreement remain in full force and effect.

     5. This Amendment No. 3 has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance; PROVIDED, notwithstanding the foregoing, to the extent relating to the creation and perfection of liens on real estate in the State of Florida or any other state, this Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of Florida or such other state.

     6. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     7. All capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Original Lease Agreement and/or APPENDIX A thereto.




                               (Signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the above-written date.

                                   JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-1

                                        By /s/ Val T. Orton
                                          --------------------------------------

                                        Title     VICE PRESIDENT
                                             -----------------------------------

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-2

                                        By /s/ Val T. Orton
                                          --------------------------------------

                                        Title     VICE PRESIDENT
                                             -----------------------------------

                                   MICHAELS STORES, INC.

                                   By
                                     --------------------------------------

                                   Title
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the above-written date.

                                   JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-1

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-2

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                   MICHAELS STORES, INC.

                                   By /s/ K.L. Magnuson
                                     --------------------------------------

                                   Title     VICE PRESIDENT
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the above-written date.

                                   JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-1

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-2

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                   MICHAELS STORES, INC.

                                   By
                                     --------------------------------------

                                   Title
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By /s/ Delaney Burgdoerfer
  ---------------------------------

Title     Vice President
     ------------------------------

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the above-written date.

                                   JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-1

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-2

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                   MICHAELS STORES, INC.

                                   By
                                     --------------------------------------

                                   Title
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and the Holders, as a Lender and as a Holder

By /s/ Jacques-Yves Mulliez
  ---------------------------------

Title     Jacques-Yves Mulliez
          Senior Vice President
     ------------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the above-written date.

                                   JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-1

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                        By First Security Bank, National
                                        Association, as Owner Trustee for
                                        Michaels Stores Trust 1995-2

                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                   MICHAELS STORES, INC.

                                   By
                                     --------------------------------------

                                   Title
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and the Holders, as a Lender and as a Holder

By
  ---------------------------------

Title
     ------------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By /s/ Robert S. Hays
  ---------------------------------

Title     Vice President
     ------------------------------